Exhibit 31.1

CERTIFICATION PURSUANT TO

RULE 13a-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Philip Sansone, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A for the year ended September 30, 2025 of Mobix Labs, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: January 28, 2026	By:	/s/ Philip Sansone
Philip Sansone
Chief Executive Officer
(Principal Executive Officer)